Exhibit 99.1

Blue Apron Investor Day May 10, 2022

2 Disclaimer: Forward Looking Statements and Use of Non - GAAP Information This presentation includes statements concerning Blue Apron Holdings, Inc. and its future expectations, plans and prospects t hat constitute "forward - looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. For this purpose, any statements cont ain ed herein that are not statements of historical fact may be deemed to be forward - looking statements. In some cases, you can identify forward - looking statements by terms such as "may," "should," "expects," "plans," “forecasts,” "anticipates," "could," "intends," "target," "projects," "contemplates," "believes," "estima tes ," "predicts," "potential," or "continue," or the negative of these terms or other similar expressions. The forward - looking statements in this presentation are only predictions. Blue Apron has based these forward - looking statements largely on its current expectations and projections about future events and financial tre nds that it believes may affect its business, financial condition and results of operations. These forward - looking statements speak only as of the date of this pres entation and are subject to a number of risks, uncertainties and assumptions including, without limitation, the company’s ability, including the timing and ex tent, to successfully support the acceleration and execution of its growth strategy and to meet its outlook forecasts (including the ability to successfully in cre ase marketing and technology improvements on the planned timeline), cost - effectively attract new customers and retain existing customers, including its abili ty to sustain any increase in demand resulting from both its growth strategy and the COVID - 19 pandemic, and its ability to continue to expand its product offe rings and distribution channels, and to continue to execute operational efficiency practices; changes in consumer behaviors, tastes and preferences that could le ad to changes in demand, including as a result of, among other things the impact of inflation or other macroeconomic factors, and to some extent, long - te rm impacts of COVID - 19 on consumer behavior, on consumer spending habits; the company’s ability to attract and retain qualified employees and personnel in sufficient numbers, both generally and in light of nationwide labor shortages as a result of COVID - 19 or otherwise; any material and adverse impact of th e COVID - 19 pandemic or any future surges, including as a result of new variants and subvariants of the virus, on the company’s operations and results,such as c hal lenges in employee recruiting and retention, any prolonged closures, or series of temporary closures, of one or both of its fulfillment centers, supply chain o r c arrier interruptions or delays, and any resulting need to cancel or shift customer orders; the company’s expectations regarding its expenses and net revenue, includi ng the impact of its recent price increase for our meal kit and wine products, its increased marketing expenditures, and its ability to grow revenue and adjust ed EBITDA and to achieve or maintain profitability; the company’s expectations regarding, and the stability of, its supply chain, including potential shortages, i nte rruptions and/or increased costs in the supply or

Disclaimer: Forward Looking Statements and Use of Non-GAAP Information

delivery of ingredients, and parcel and freight carrier interruptions or delays and/or higher freight or fuel costs, as a result of inflation or otherwise; the company's ability to effectively compete; the company's ability to maintain and grow the value of its brand and reputation; the company's ability to achieve its environmental, sustainability and corporate governance goals in its anticipated timeframe or at all; the company's ability to maintain food safety and prevent food-borne illness incidents and its susceptibility to supplier-initiated recalls; the company's ability, including the timing and extent, to sufficiently manage costs and to fund investments in its operations in amounts necessary to maintain compliance with financial, and other covenants under its indebtedness while continuing to support the execution and acceleration of its growth strategy; the company's ability to comply with modified or new laws and regulations applying to its business, or the impact that such compliance may have on its business; the company's vulnerability to adverse weather conditions, natural disasters, wars, and public health crises, including pandemics; the company's ability to protect the security and integrity of its data and protect against data security risks and breaches; the company's ability to obtain and maintain intellectual property protection; and other risks more fully described in the company's Annual Report on Form 10-K for the year ended December 31, 2021 filed with the SEC on February 25, 2022 and the company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2022 filed with the SEC on May 9, 2022 and in other filings that the company may make with the SEC in the future. The company assumes no obligation to update any forward-looking statements contained in this presentation, whether as a result of any new information, future events, or otherwise

This presentation also includes adjusted EBITDA, which is a non-GAAP financial measure that is not prepared in accordance with, nor an alternative to, financial measures prepared in accordance with U.S. generally accepted accounting principles ("GAAP"). In addition, this non-GAAP financial measure is not based on any standardized methodology prescribed by GAAP and is not necessarily comparable to similarly-titled measures presented by other companies. A reconciliation of this measure to the most directly comparable GAAP measure is included in the Appendix to this presentation.

3

Linda Findley President, Chief Executive Officer 4

5 Founded in 2012 2,010 full time EMPLOYEES 1 1 As of March 31, 2022 5

6 5.3 million CUSTOMERS 1 with 465 million MEALS 2 SHIPPED since our founding 3 1 Customers is defined as consumers who have paid for at least one order across any product (meals, wine or marketplace) in the indicated reporting period 2 Meals is defined as the number of individual servings sent in each Order 3 Count between August 2012 - May 2022

7 FDA Regulated & SQF-Certified FULFILLMENT CENTERS Richmond, California Linden, New Jersey

8 TM VISION Better Living through Better Food Œ

9 TM MISSION Spark discovery, connection, and joy through cooking

10 B lue Apron is EMPOWERING PEOPLE to create incredible culinary experiences at home 10

11 MEALS WINE MARKET

12 TURNAROUND STRATEGY 2019 - 2022 Focus on delivering long - term sustainable growth 1 Engage More High Value Customer 2 Offer Greater Menu Variety, Flexibility and Choice 3 Efficiently Scale Marketing Infrastructure 12

SIGNIFICANT PRODUCT ADVANCEMENT AND EXPANSION

PRIOR STATE 2016-2019

2 serving recipes	✖	11 Options
4 serving recipes	✖	6 Options
Wine Subscription		

17 Food Options

2020

2 serving recipes	✖	14 Options
4 serving recipes	✖	8 Options
Meal Prep	✖	2 Options
Butcher Bundle	✖	4 Options
Customizations/ Upgrades	✖	9 Options
Premium	✖	2 Options
Add-ons (appetizers,sides, desserts)	✖	3 Options
Wine Subscription & À La Carte	✚	17 New Wines

+ Order more recipes in each box
+ Order multiple boxes per week
+ Sign-up for Wellness Recipes

40 Food Options

+ 23 NEW FOOD OPTIONS
+ 3 NEW DIGITAL OPTIONS

2021

2 serving recipes	✖	16 Options
4 serving recipes	✖	8 Options
Meal Prep	✖	3 Options
Butcher Bundle	✖	4 Options
Customizations/ Upgrades	✖	12 Options
Premium	✖	2-4 Options
Heat & Eat	✖	5 Options
Add-ons (appetizers,sides, desserts)	✖	3 Options
Wine Subscription & À La Carte		

+ Order more recipes in each box
+ Order multiple boxes per week
+ Sign-up for Wellness Recipes
+ Pause Your Account

Non Subscription Meal Kits	✚	4-6 Options

53 Food Options

+ 15 ADDITIONAL NEW FOOD OPTIONS
+ 1 NEW DIGITAL OPTIONS

FY 2022

Mix and match number of servings for recipes (2,4)	✖	24 Options
Meal Prep	✖	2 Options
Butcher Bundle	✖	4 Options
Customizations/ Upgrades	✖	12 Options
Premium	✖	2-4 Options
Heat & Eat	✖	5 Options
Add-ons (breakfast,appetizers,sides, desserts)	✖	3 Options
Wine Subscription & À La Carte		

+ Order more recipes in each box
+ Order multiple boxes per week
+ Sign-up for Wellness Recipes
+ Pause Your Account

Non Subscription Meal Kits	✚	4-6 Options

57 Food Options

ULTIMATE FLEXIBILITY FOR SERVING SIZES AND A NON-SUBSCRIPTION OFFERING

13

14 New product roadmap launches AVERAGE REVENUE PER CUSTOMER 14

15 AVERAGE ORDER VALUE New product roadmap launches 15

16 ORDERS PER CUSTOMER New product roadmap launches 16

DOING MORE WITH LESS 17

18 27 FOOD OCCASIONS AT HOME * 75% VS 78% 2021 2018 https://www.hartman - group.com/documents/42309508/download 18

19 * 2021 Mintel “Cooking in America” 84% 79% POST PANDEMIC BEHAVIOR * CONSUMERS WHO ASSOCIATE EATING AT HOME WITH FINANCIAL SAVINGS CONSUMERS INTERESTED IN IMPROVING COOKING SKILLS 19

MEAL KITS CAN SOLVE FOR PAIN POINTS OF HOME COOKING

“What prevents you from cooking at home more often?”

FIGURE 59:
BARRIERS TO COOKING AT HOME MORE OFTEN, 2021

WHAT PREVENTS YOU FROM COOKING AT HOME MORE OFTEN?



% of Respondents
0
10
20
30
40
50
The time it takes to cook 47%
The time it takes to clean up 37%
The time it takes to meal plan 29%
The time it takes to shop 21%
Lack of cooking skills 21%
Not enough prep space (e.g., counters) 12%
Not enough storage for ingredients 10%
Lack of cooking tools and appliances 10%
Concerned about food waste 17%

BASE: 1,912 internet users agreed 18+ who cook
Source: Kantar Profiles/Mintel, September 2021

20

21 $26.64 (2 servings, incl. shipping*) 2 - Serving Recipes, 3 Times Per Week, $11.99 Per Serving, $9.99 Shipping Crispy Skin Salmon with Salsa Verde & Farro Salad *Shipping amount represents 33% of $9.99 per box charge

22 CONFIDENTIAL RECREATING AN ILLUSTRATIVE RECIPE AT GROCERY STORES COSTS MUCH MORE New York Area Indianapolis * Grocery Delivery at these stores can add $5 - 10 in delivery fees, and can often cost more in higher ingredient prices 22

23 HIGHLY FAVORABLE PRICING VS. CASUAL RESTAURANTS* New York Indianapolis ** * Similar salmon meal. No taxes, tips, or restaurant delivery fees included. ** Big Mac meal 23

1 US households with family size <5 and household income >$70K based on 2020 U.S. Census Bureau Data. TARGET MARKET 55 million Target households in the U.S. 1 24

25 “CHURN” IS A CUSTOMARY PART OF OUR BUSINESS. CUSTOMERS COME BACK OFTEN. 25

26 CUSTOMERS’ LEVEL OF EXPERIENCE IS A CRITICAL VARIABLE WHEN UNDERSTANDING CUSTOMER BEHAVIOR “EXPERIMENTING” Less than 5 lifetime boxes “HABIT - BUILDING” 5 - 24 lifetime boxes “ BRAND ADVOCATE” 25+ lifetime boxes OF CUSTOMERS VERY HIGH CHURN* OF CUSTOMERS 10% CHURN RATE 12% OF CUSTOMERS MEDIUM CHURN* 13% 75% *Variable by season 26

27 27 REACTIVATIONS ARE A CONSTANT IN OUR BUSINESS Reactivations (as % of total conversions)

28 ORDERS FROM NEW CUSTOMERS ACCELERATE IN 1Q22 28

29 17 to 57 PRODUCT ENHANCEMENT AND EXPANSION Focused on providing more variety, flexibility, and choice 2019 2022 WEEKLY FOOD OPTIONS 29

30 TM HEAT & EAT Pre - made meal ready in 5 - minutes or less

31 EXPANDING EXISTING PARTNERSHIPS & COLLABORATIONS WITH LEADING BRANDS 31

32 CHEF ROY YAMAGUCHI CHEF CHRISTIAN PETRONI CHEF AMANDA FREITAG ENGAGING PARTNERSHIPS WITH NOTABLE CHEFS 32

33 AGE Even split across age groups CUSTOMERS: ALL AGES 16% 20% 20% 25% 18% 18 - 24 years old 25 - 34 years old 35 - 44 years old 45 - 54 years old 55 - 64 years old 65+ years old 33

34 HOUSEHOLD SIZE 6 in 10 Blue Apron customers cook for themselves and one other person. CUSTOMERS: SINGLES AND FAMILIES 9% 11% 16% 61% Myself and 1 other person I just prepare dinner for myself Myself and 2 other people Myself and 3 other people Myself and 4 more other people 34

35 CHILDREN 1 in 4 Blue Apron customers cook for children under age 18. 74% 26% CUSTOMERS: ONE QUARTER COOK FOR KIDS UNDER 18 No, I do not cook for children under 18 years old Yes, I cook for children under 18 years old 35

36 WHERE DO BLUE APRON CUSTOMERS LIVE? 24% 30% 29% 17% 3.6% NEW YORK CITY CUSTOMERS DON’T JUST LIVE IN THE BIG CITIES 1% LOS ANGELES 1% WASHINGTON, DC 1.4% CHICAGO 0.9% SAN FRANCISCO Source: Data as of May 2022 36

37 AVERAGE ANNUAL HOUSEHOLD INCOME Two - thirds of customers > $100k 8% 28% 42% 23% GENDER Account holders tend to be female, but we know customers often share preparation with partners and/or families CUSTOMERS: ALL INCOME GROUPS 79% 20% Less than $50,000 $50,000 to $99,999 $100,000 to $199,999 Greater than $200,000 Female Non - binary Male 37

38 We help them learn and be creative with adventurous flavors and techniques Sources: Blue Apron customer surveys: Weekly Box Experience Survey (Q3 2018 - Q1 2021); Differentiation through lens of customer (September 2020), Blue Apron & HelloFresh comparisons (January 2021) We curate unique meals that taste great We have better quality ingredients HOW ARE WE POSITIVELY COMPARED TO COMPETITORS?

39 “I've tried other companies, including … and felt Blue Apron is by far the best in recipe, customer service, portion size, and overall cost.” (MARCH 2022) BETTER THAN OTHER BRANDS “The food quality is excellent… The flavors are amazing and unique and the meals are easy to prepare. I’ve tried […] and came right back to blue apron. Recipes are more delicious.” (APRIL 2022) “I love Blue Apron! I tried both Blue Apron and […] at the same time, and found that Blue Apron's recipes were more straightforward, which I like, and every single meal has been delicious , even the ones with unfamiliar flavors and ingredients. The portions are perfect every time … Thank you!” (MARCH 2022) “Best tasting meal kits out there. I used […] for a while and there is no comparison. Variety of flavors and lots to choose from. Recipes seem to have become less complicated which I also appreciate.” (APRIL 2022)

40 PERCEPTION OF VALUE “I really enjoy the ease of access to ingredients. If I went to the store to buy all these ingredients, it would be a higher cost and I would be left with things I need to use of throw away. … I can have gourmet meals that taste better than ordering from a restaurant and are actually a better value. I have learned much about food flavoring which I use to make a boring chicken meal into a fantastic feast of enjoyment. Thank you.” (APRIL 2022) “I love the variety of dishes. The recipes are easy to follow and a good value for the money. I like being able to cook things I normally wouldn’t prepare because of the unique ingredients.” (MARCH 2022)

41 EMPOWERMENT “Very convenient. … The recipes are very well written and have given my two sons and husband the confidence to get dinner started without me. It’s been a huge blessing.” ( NOVEMBER 2021) “I LOVE everything about Blue Apron! I used to dread everything about dinnertime. I felt unenthused, discouraged & lacked confidence in the kitchen. Now I look forward to every single meal, knowing it will come out amazing! My husband and I cannot believe the positive impact that BA has made. Never stop doing what you are doing & thank you, thank you!” (MARCH 2022) “Blue apron provides variety to our mealtimes and takes away the stress of having to plan dinner for every night of the week. It’s always a treat when we have a blue apron meal ready to cook. We’ve gained confidence in our cooking skills and actually enjoy cooking as a couple now instead of dread it.” (MARCH 2022) “Cooking used to make me anxious. I would worry that if I messed up a recipe I would be wasting the time and money it took to shop for the ingredients. Blue Apron has given me the confidence to cook, knowing that I have exactly what I need and how much I need to make a meal.” (MARCH 2022)

Utilize insights from CUSTOMER FEEDBACK to optimize our weekly portfolio of recipes to meet even more preferences, needs and lifestyles 42 42

PROVIDE EASY MEAL SOLUTIONS that ease pain points around food and cooking 43

44 LONG TERM GOAL CURATED FOOD EXPERIENCES First choice for consumers who seek

45 LONG TERM GOAL EXPAND BEYOND TRADITIONAL MEAL KIT SUBSCRIPTIONS and build an ecosystem of partners that create better living through better food 1

THE NEXT COURSE 46

47 Optimize tech and operational infrastructure to deliver agile, scalable and seamless e-commerce experience with subscription at its core THE NEXT COURSE Our 3-Year Plan Targeting Adj. EBITDA Profitability Drive customer growth and expand market share in target segments by deepening engagement through ecosystem of marketing, strategic partnerships and new products ESG initiatives that meet customer priorities, drive employee engagement and create shareholder value CURATED CUSTOMER SCALABLE PLATFORM SUSTAINABLE PROFIT EXPERIENCES

Drive market share in target segments Launch new partnerships that expand distribution Develop innovative product enhancements CURATED CUSTOMER EXPERIENCES 48

BLUE APRON IS GOING BEYOND SUBSCRIPTION

Over half of consumers have never purchased a meal kit. Recurring subscription is top barrier to consideration.


I don't want a recurring subscription 49%
I don't know how much about meal kits 33%
Too expensive compared to eating at a restaurant 33%
I enjoy creating meals from scratch 31%
I'm concerned about the freshness of the food 27%
I can't pick and choose the ingredients in my meal kit 17%
The menu can't be customized to my needs 12%
There is too much packaging waste 11%
Delivery times can be hard to schedule 11%
I don't cook 4%
Meal kits are not delivered/available in my area 3%
Other reason 8%

BASE: Never Purchased Meal Kit Delivery Service (n=1069)
Q50: You indicated that you have never purchased from a meal kit service. Why is that?

49

SCALABLE PLATFORM Expand e - commerce offering while keeping subscription at the core Scale operations with minimal capital investment 50

SUSTAINABLE PROFIT Drive Customer Growth Push Through Greater Efficiencies Manage Costs LEVERAGE ESG TO: 51

52 OF CONSUMERS THINK COMPANIES SHOULD BE ACTIVELY SHAPING ESG BEST PRACTICES OF EMPLOYEES PREFER TO SUPPORT OR WORK FOR COMPANIES THAT CARE ABOUT THE SAME ISSUES THEY DO 83 86 2021 PwC ESG STUDY % % Source: PWC, Beyond compliance: Consumers and employees want business to do more on ESG; How business can close the expectati ons gap (2021) 52

53 53

54 Randy Greben Chief Financial Officer 54

55 ● Cohorts: Group of customers acquired in a given fiscal quarter or fiscal year. ● Users: P eople who have come to blueapron.com and given us their email addresses ● Registration: When people have entered their credit card information and address - the final step before placing an order and becoming a Customer. ● Customer: Someone who has paid for at least one Blue Apron order in a reporting period. DEFINITIONS 55

BLUE APRON PLUS ONE Our Culinary Team’s Pursuit of making each recipe special and unique 56 56

27 CONFIDENTIAL Dani Simpson Chief Marketing Officer 57 57

58 1 Deploying Full Funnel Media Approach 2 Being Laser Focused on Success Metrics 3 Leveraging Strategic Partnerships to Unlock Efficiencies MARKETING STRATEGY

59 FOUR KEY CUSTOMER SEGMENTS TAM: 17m* TAM: 49m* TAM: 3m* TAM: 9m* HEALTHY EATERS FAMILIES COOKING ENTHUSIASTS LAST MINUTE PLANNERS * Customer segment TAM information represents Blue Apron’s internal estimates based on information from a third - party survey of ap proximately 26,000 consumers that has been extrapolated to the broader U.S. population, combined with other internal company data derived from social media usage research. Some customers may fall into more than one customer segment. 59

60 MARKETING FUNNEL Awareness Acquisition Consideration EXAMPLES TV AD You can be a hero with a Blue Apron meal kit! INSTAGRAM AD Blue Apron offers 50+ weekly recipes BLUE APRON WEBSITE Coupon for $110 off first 4 boxes OBJECTIVES Drive overall brand awareness Deepen understanding of our product Drive & Increase Sales 60

61 STRATEGIC SHIFT IN MARKETING MIX 1Q 21 1Q 22 61 1

62 NATIONAL BRAND CAMPAIGN Focused on RAISING AWARENESS AND CONSIDERATION of Blue Apron brand and meal kit category LAUNCHED: APRIL 11, 2022

63 “Being a Hero” TV and Connected TV (CTV) “Expect the Unexpected” Online Video Series NATIONAL BRAND CAMPAIGN SPOTS View spots at: cook.ba/BlueApronSpots 63

64 NATIONAL BRAND CAMPAIGN 45% 37.5% Increase in Unique Site Visitor Traffic* Decrease in Cost Per Site Visit* Brand Campaign Driving Early Success in TV & CTV *Compared to weekly Q1 averages

65 CONTINUED IMPROVEMENTS IN CONVERSION +2.2% +16.5% PAID CUSTOMER CONVERSION TOTAL REGISTRANTS Marketing enhancements driving tangible improvements in conversion (YoY 1Q 2022)

66 BLUE APRON’S BRAND EQUITY CONTINUES TO IMPROVE Source : The Harris Poll, Brand Health Tracking, Q1 2022. April 2022. Blue Apron’s Brand Equity Improved by 2 Points vs. Q4 2021 driven by increasing familiarity for Blue Apron. Quality and Momentum are also on the rise. 40.8 71.8 43.4 47.7 Momentum Consideration Quality Familiarity EQUITY 50.9 ઢ 2.3 66

67 AIMING FOR LONG - TERM TARGET IN MID TEENS 67

1 MANAGING PAYBACK WEEKS: LONG-TERM TARGET 1 YEAR

69 2021 TRACKING AHEAD OF PRE - PANDEMIC YEARS 69

70 PARTNERSHIPS & COLLABORATIONS ACQUISITION ENTERPRISE SALES PLANNED DISTRIBUTION & LICENSING BRAND & MEDIA INTEGRATIONS 70

71 LAUNCHING STOREFRONT ON WALMART.COM where millions of active users can buy curated selection of weekly Blue Apron boxes without a subscription WORK TO EXPAND NON - SUBSCRIPTION SALES 71

27 CONFIDENTIAL John Adler Head of Culinary 72 72

73 GREAT TASTING RECIPES Brand DNA Built on CULINARY AUTHORITY ¹ ¹ Restaurants/Institutes where our culinary team trained 73

HIGH QUALITY INGREDIENTS STAND ON THEIR OWN 74

75 8 0 % Ingredients sourced directly DEEP SUPPLIER RELATIONSHIPS We work to source unique ingredients that meet our QUALITY STANDARDS Bring fresher ingredients in faster

76 YoY FOOD COST PER BOX (1Q22) YoY PPI BASKET (1Q22)* +6.1% STRENGTH OF OUR MODEL +9.8% vs 76 *USDA - derived through a third party data aggregator

77 PRODUCT DEVELOPMENT INFORMED BY CUSTOMER RESEARCH

78 Average Revenue per Customer vs 1Q 2019 +24% PRODUCT ROADMAP TAKING HOLD 78

79 BREAKFAST OPTIONS 79

80 ANNUAL AVERAGE REVENUE PER CUSTOMER INCREASES WITH TENURE 80

81 QUARTERLY AVERAGE ORDER FREQUENCY INCREASES WITH TENURE Q1 Q1 2018 Q1 2019 Q1 2020 Q1 2021 Q1 2022 2018 Cohort 3.1 4.7 4.8 5.7 5.6 2019 Cohort 3.1 5.0 6.0 5.7 2020 Cohort 3.1 5.9 5.9 2021 Cohort 3.4 5.3 2022 Cohort 3.4 Legend Y1 Y2 Y3 Y4 Y5 81

WINE 82 82

27 CONFIDENTIAL Irina Krechmer Chief Technology Officer 83 83

84 TECHNOLOGY Focus on the Customer 1 Upgrading ecommerce platform to streamline customer acquisition and engagement 2 Improving operations platform to create efficiency and scale 84

FOOD WINE MARKET MORE CUSTOMER OPTIONS 85 85

TECH PLATFORM Ensuring a seamless digital experience 86 86

87 BUILDING AGILITY FOR SCALABLE INTEGRATIONS 87

RECIPE ASSIGNMENT Discovery powered by algorithms 88 88

89 TECHNOLOGY DRIVING GROWTH AND EFFICIENCIES in operations

90 RECIPE FORECASTING Underpinned by Machine Learning ● Previous Order History ● Seasonality ● Individual Preferences 90

91 Decreasing Downtime PACKLINE OPTIMIZATION 91 1

27 CONFIDENTIAL Charlean Gmunder Chief Operating Officer 92 92

93 MODEL OF OPERATIONAL AND SUPPLY CHAIN EXCELLENCE

94 CLOSE WORKING RELATIONSHIPS with suppliers to source high - quality, and unique ingredients that meet our quality standards at efficient costs 94

OUR “KITCHEN” Unique ability to break down bulk ingredients from suppliers 95 95

96 Ensuring each box: ● Has the right fresh product and looks great ● Arrives on time ● Arrives in the right condition PERFECT QUALITY BOX 96

97 MAINTAINING THROUGHPUT EVEN WHILE CONFIGURATION COMPLEXITY INCREASES

98 LOGISTICS Proprietary sorting technology and diversified logistics network

99 $18/hr STARTING WAGE INVESTING IN OUR PEOPLE 99

100 RELIANCE ON TEMP WORKERS DECLINING 100

101 CUSTOMER SATISFACTION IMPROVING 101 *Reflecting some impact of quarterly seasonality

102 ● Leveraging data analytics ● Eliminating customer pain points ● Tracking leading indicators around customer disengagement IMPLEMENTING NEW CUSTOMER RETENTION FRAMEWORK 102

27 Kelly Burton Head of Sustainability & Social Impact 103 103

SUSTAINABILITY is in Blue Apron’s DNA 104 104

105 27 AS OF MARCH 31, 2022 Offsetting Scope 1, 2 & 3 Emissions 105

106 BETTER LIVING ROADMAP PEOPLE PRODUCT PROGRESS

107 $18/Hr STARTING WAGE OUR PEOPLE 107

108 TM RESPONSIBLE SOURCING, PACKAGING, & HANDLING OF FOOD 1234

109 1.3 Million Meals Donated to Feeding America in 2021* 109 *12 pounds of food equals 10 meals

110 500,000 Meals Donated to Our Employees Through Our Farmer’s Market In 2021* 110 *12 pounds of food equals 10 meals

HIGH QUALITY AND RESPONSIBLE SOURCING 111 111

112 ~1% of Food Waste represented in Blue Apron's estimated Scope 3 emissions FOOD WASTE

113 TM 85% of Blue Apron Packaging is Recyclable (by weight)

1 Q1 2022 Completed Sustainability Materiality Assessment COMMITMENT TO VALUE PROGRESS & ACCOUNTABILITY ENHANCEMENTS FOR ALL STAKEHOLDERS As early as 2023 Publish Annual ESG Update in Alignment with

115 Randy Greben Chief Financial Officer 115

116 BENEFITS OF COOKING GO BEYOND FUNCTIONAL FIGURE 48: PRACTICAL AND EMOTIONAL BENEFITS OF COOKING, 2021 “How much do you agree or disagree with the following statements?” Cooking at home helps me save money Cooking at home helps me eat healthier 84 Cooking at home makes me feel accomplished Cooking at home helps me to reduce stress Cooking at home is impressive to friends/family Cooking at home connects me to my cultural identity 81 73 57 53 49 ATTITUDES TOWARDS COOKING (% ANY AGREE) % of Respondents BASE: 1,912 internet users agreed 18+ who cook Source: Kantar Profiles/Mintel, September 2021 116

117 QUARTERLY NET REVENUE BY ANNUAL COHORT 1 117

118 2 QUARTERLY NET REVENUE BY ANNUAL COHORT 118

119 3 QUARTERLY NET REVENUE BY ANNUAL COHORT 119

120 HIGHER SPEND FROM REPEAT CUSTOMERS 120

1 LOYAL CUSTOMERS ARE KEY

122 SUSTAINED ELEVATION IN CUSTOMER METRICS AVERAGE REVENUE PER CUSTOMER AVERAGE ORDER VALUE ORDERS PER CUSTOMER New product roadmap launches New product roadmap launches New product roadmap launches 122

123 UPSOLD PRODUCT REVENUE New product roadmap launches 123

124 ENGAGEMENT DRIVES REVENUE: AOV AND ORDER RATE IMPROVE AFTER CUSTOMER CUSTOMIZES +14% +8% 124

125 “MEALKIT + WINE” USERS SPEND ~2X 125

126 TM CONTROLLING INPUT COSTS

127 BLUE APRON PRICING VS. CONSUMER INFLATION

128 TM ENHANCED CAPITAL STRUCTURE

129 The anticipated consistent benefit to our business from the acceleration and execution of our strategic growth initiatives. The impact of the planned use of proceeds from the equity capital raises we completed last November, February and April, and the expected proceeds from the $20M equity commitment, as well as the positive cash impact of certain marketing contracts. Our expectations that we will make significant investments in our marketing technology infrastructure, as well as continued operational improvements. We will not have any unforeseen disruptions in our fulfillment center operations or supply chain. ASSUMPTIONS Our guidance assumes 129

130 2024 TARGETS Reopening $700M+ 2%+ Adj EBITDA Margin + Positive 500k+ CUSTOMERS NET REVENUE PROFITABILITY FREE CASH FLOW

131 40% 20% VARIABLE MARGIN PTG&A LONG-TERM TARGETS

132 ADJUSTED EBITDA BRIDGE

Q∓A 133

134 BLUE APRON KEY INVESTMENT HIGHLIGHTS Proven Value Creation demonstrated by significantly improved customer value and product offering since pre-pandemic 2019 Seasoned and Innovative Leadership Team executing achievable, clearly articulated strategy to return the company to growth Turnaround Well Underway as Company to kick off its Next Course strategy supported by fully recapitalized balance sheet Iconic Brand stands for culinary authority and premium ingredients Unit Economics Expected to Improve as flywheel starts to spin again Underutilized and fully operational distribution centers allow for significant customer growth with limited additional capital spending

135